Exhibit 31.4

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO EXCHANGE ACT RULE 13a-14(a)

I, Will Logan, certify that:

1. I have reviewed this Amendment No.1 to the annual report on Form 10-K/A for the year ended December 31, 2023, of Creative Realities, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 26, 2024

By:	/s/ Will Logan
Will Logan Chief Financial Officer